SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2007
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-25064 (Commission File Number)	41-1580506 (IRS Employer Identification No.)
3600 American Boulevard W., Suite 560
Minneapolis, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 15, 2007, Health Fitness Corporation (the “Company”) issued a press release announcing its intention to restate its financial statements for the periods discussed below in Item 4.02. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated by reference herein.
ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
On November 12, 2007, subsequent to the Company’s third quarter earnings release on November 5, 2007, management, after consultation with the Company’s external auditors and Audit Committee, determined that a $1,576,454 deemed dividend to preferred shareholders should have been reflected in the Company’s financial statements. This restatement results in a reduction of net earnings applicable to common shareholders in the consolidated statement of operations for the quarter ended March 31, 2006, with a corresponding increase being recorded to additional paid in capital in the consolidated balance sheet as of March 31, 2006. This restatement will result in no change to total net earnings or to total stockholders’ equity as of September 30, 2007, December 31, 2006 and March 31, 2006 and will not affect the Company’s statements of operations for the three and nine months ended September 30, 2007 as previously reported.
Accordingly, the Company’s financial statements contained in Form 10-K for the year ended December 31, 2006, and in all filings, reports and press releases relating thereto, and in the Company’s earnings release on November 5, 2007, and in all filings and reports relating thereto, should no longer be relied upon and will be restated to properly reflect the foregoing deemed dividend.
The Company is delaying the filing of its Form 10-Q for the three months and nine months ended September 30, 2007, in order to complete this restatement process. The determination to restate these financial statements results from comments the Company received in a letter from the Securities and Exchange Commission (the “SEC”) following the SEC’s routine review of the Company’s Form 10-K for the year ended December 31, 2006. The Company is in the process of resolving other comments that were addressed in the SEC’s letter.
The $1,576,454 deemed dividend to preferred shareholders was determined in accordance with Emerging Issues Task Force Number 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratio. This deemed dividend is a one-time, non-cash adjustment related to the automatic conversion of the Company’s Series B Preferred Stock to common stock on March 10, 2006.
The Audit Committee worked closely with management to review the restatement and the Company’s policies and practices related to the restatement and has determined that, despite this restatement, the Company’s internal controls over accounting and financial reporting are effective, and that the restatement does not relate to any misconduct of any executive officer.
Management and the Audit Committee of the Company’s Board of Directors discussed these matters with the Company’s independent registered public accounting firm, Grant Thornton LLP.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits:
Exhibit 99.1     Press Release dated November 15, 2007.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 15, 2007

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

EXHIBIT INDEX
Health Fitness Corporation
Form 8-K Current Report

Exhibit Number	Description
99.1	Press release dated November 15, 2007.